UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ePlus inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Step 1:  Step 2:  Step 3:  Step 4:  Step 5:  Go to www.envisionreports.com/PLUS.  Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in.  Make your selections as instructed on each screen for your delivery preferences. Vote your shares.  www.envisionreports.com/PLUS  Easy Online Access — View your proxy materials and vote.  Online  Go to www.envisionreports.com/PLUS  or scan the QR code — login details are located in the shaded bar below.  ePlus inc. Shareholder Meeting Notice  Important Notice Regarding the Availability of Proxy Materials for the  ePlus inc. Annual Meeting of Shareholders, to be Held on September 10, 2026  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and 2026 Annual Report are available at:  04B5DC  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. Unless requested, you will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 31, 2026 to facilitate timely delivery.  2 N O T

 Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  Internet – Go to www.envisionreports.com/PLUS. Click Cast Your Vote or Request Materials.  Phone – Call us free of charge at 1-866-641-4276.  Email – Send an email to investorvote@computershare.com with “Proxy Materials ePlus inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by August 31, 2026.  ePlus inc. Shareholder Meeting Notice  The ePlus inc. Annual Meeting of Shareholders will be held on September 10, 2026, at the Westin Washington Dulles Airport, 2520 Wasser Terrace, Herndon, VA 20171 at 8:30 A.M. Eastern Time.  Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed below and FOR Proposals 2, 3 and 4:  1. Election of Directors:  01 - Melissa J. Ballenger 02 - Renée Bergeron  03 - Bruce M. Bowen 04 - John E. Callies 05 - Ira A. Hunt, III 06 - John M. Lutz  07 - Mark P. Marron  08 - Maureen F. Morrison 09 - Michael J. Portegello  Approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.  Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.  Approve an amendment to our amended and restated Certificate of Incorporation to increase the number of authorized shares of common stock.  To act upon such other matters as may properly come before the 2026 Annual Meeting of Shareholders and any adjournment or postponement thereof.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you need directions to the Annual Meeting of Shareholders, please contact Investor Relations at (703) 984-8150.